UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 16, 2015

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-9576 (Commission File Number)	22-2781933 (I.R.S. Employer Identification Number)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.                               DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Owens-Illinois, Inc. (O-I) announced today that Senior Vice President and Chief Financial Officer Steve Bramlage will leave O-I to pursue another opportunity, effective March 31, 2015.

Until an internal and external executive search can be completed, John Haudrich (age 47), vice president, finance and corporate controller, will assume the responsibilities of the chief financial officer. Haudrich has led the global finance operations for O-I’s four business segments and the corporate finance team, focused on management reporting. He joined O-I in March 2009 as vice president of investor relations, was named vice president of finance in 2010 and was appointed vice president, finance and corporate controller in 2011.

The Company’s related press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.                               FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                                                                 Exhibits.

Exhibit
No.	Description

99.1	Press Release dated March 19, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

Date: March 19, 2015	By:	/s/ James W. Baehren
	Name:	James W. Baehren
	Title:	Senior Vice President and
General Counsel

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release dated March 19, 2015